                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549



                                      FORM 8-K

                             CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

                           DATE OF REPORT:  MAY 13, 1998


                       DAYTON HUDSON RECEIVABLES CORPORATION
               -----------------------------------------------------
               (Exact name of registrant as specified in its charter)

                                     Minnesota
                   ---------------------------------------------
                   (State or other jurisdiction of incorporation)



     0-26930                                            41-1812153
-----------------------                 --------------------------------------
(Commission File Number)                (I.R.S. Employer Identification Number)




                       Dayton Hudson Receivables Corporation
                               80 South Eighth Street
                               14th Floor, Suite 1401
                            Minneapolis, Minnesota 55402
                                   (612)370-6530
                (Address, including Zip Code, and Telephone Number,
          Including Area Code, of Registrant's Principal Executive Office)



                                 Page 1 of 19 Pages
                        The Exhibit Index Appears on Page 3

ITEM 5:  OTHER EVENTS

The Monthly Servicer's Certificates for the Monthly Period ended April 4, 1998 and the Monthly Certificateholders' Statements for the Monthly Period ended April 4, 1998, with respect to the Class A Asset Backed Certificates, 6.10% Series 1995-1, the Class B Asset Backed Certificates, Series 1995-1, the Class A Asset Backed Certificates, 6.25% Series 1997-1 and the Class B Asset Backed Certificates, Series 1997-1, issued by the Dayton Hudson Credit Card Master Trust, were delivered to the Trustee on April 22, 1998, and the Monthly Certificateholders' Statements were then distributed to Certificateholders on April 27, 1998.

The above described Monthly Servicer's Certificates are filed as Exhibits
20.1 and 20.3 to this Report. The above described Monthly Certificateholders' Statements are filed as Exhibits 20.2 and 20.4 to this Report.

                                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 13, 1998

                            DAYTON HUDSON RECEIVABLES CORPORATION


                    By:            /s/ Stephen C. Kowalke

                    Name:          Stephen C. Kowalke
                    Title:         Vice President and Treasurer

                                   EXHIBIT INDEX

                                                                  SEQUENTIALLY
 EXHIBIT NUMBER                   DESCRIPTION                    NUMBERED PAGE
---------------                   -----------                    -------------
      20.1       Series 1995-1 Monthly Servicer's Certificate           4
                 for the Monthly Period ended April 4, 1998.

      20.2       Series 1995-1 Monthly Certificateholders'              6
                 Statement for the Monthly Period ended April
                 4, 1998.

      20.3       Series 1997-1 Monthly Servicer's Certificate          12
                 for the Monthly Period ended April 4, 1998.

      20.4       Series 1997-1 Monthly Certificateholders'             14
                 Statement for the Monthly Period ended April
                 4, 1998.